Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Forward Financing LLC (the “Company”)

Guggenheim Securities, LLC

(together, the “Specified Parties”)

Re: FF Asset Securitization LLC Asset-Backed Notes, Series 2025-1 – Data File Procedures

We have performed the procedures described below the specified attributes in an electronic data file entitled “ABS Data Tape File - 7-31-2024 (10-10-2025) - Updated Statistical Sample from KPMG Tie Out.xlsx” provided by the Company on October 14, 2025, containing information on 5,910 revenue based financings and small business loans (the “Receivables”) as of July 31, 2025 (the “Data File”), which we were informed are intended to be included in the Statistical Pool of the FF Asset Securitization LLC Asset-Backed Notes, Series 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within list the thresholds, for example $1.00, 0.01%, and 0.1 years respectively.

•	The term “Underwriting Application” means the Company’s origination and servicing system that contains information related to underwriting activities for the Selected Receivables (defined below).

•	The term “Funding Application” means the Company’s origination and servicing system that contains information related to funding activities for the Selected Receivables.

•	The term “CRM Platform” means the Company’s Customer Relationship Management (“CRM”) platform that contains information related to the Selected Receivables.

•	The term “Statement Information” means the Company’s merchant historical payment activity for the Selected Receivables.

•

The term “Syndication Percentage” means a file entitled “Syndication % Support.pdf” provided by the Company on October 24, 2025, containing Funding Application screenshots containing information related to purchased participation interests as of October 24, 2025, for the Selected Receivables.

•	The term “Risk Tier Conversion” means the Company’s risk grade score mapping for new or existing (renewal) merchants, attached as Exhibit B.

•	The term “Transaction Details” means information provided by the Company on October 24, 2025, containing additional payment information for certain Selected Receivables.

•

The term “Initial Data File” means an electronic data file entitled “ABS Data Tape File 7-31-25 (v9-22-25) (Illustrative Pool for KPMG).xlsx” provided by the Company on September 25, 2025, containing information on 6,024 revenue based financings and small business loans as of July 31, 2025 (the “Cutoff Date”).

•

The term “Source Documents” means files provided by the Company containing electronic records of the Company’s Underwriting Application screens, Funding Application screens, CRM Platform screens, Statement Information, Syndication Percentage, Risk Tier Conversion, and Transaction Details. We make no representation regarding the validity, enforceability, or authenticity of such Source Documents or the execution of these documents by the merchant.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology.

•	The term “Provided Information” means the Initial Data File, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We were instructed by the Company to select (i) the 100 largest receivables by “Principal Outstanding, net of Syndication” field from the Initial Data File, and (ii) 100 random receivables from the Initial Data File (together, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to select from the Initial Data File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

Merchant Name	“Merchant” field from the Funding Application screen Variations due to truncation, punctuation, abbreviation, or capitalization are not to be considered exceptions.

Industry	“Industry” field from the Underwriting Application screen

Attribute	Source Documents / Instructions

Origination Credit Score	FICO information from the Underwriting Application screen

Advance Date	“Advance Date” field from the Funding Application screen

Years in Business (at origination)

The Company instructed us to recompute as:

(a)   The difference between Advance Date and “Business Start Date” or “Established Date” fields from the Underwriting Application screen,

Or recompute as the difference between:

(b)   The recomputed SOS Start Date using the SOS Time in Business field from Underwriting Application and the Advance Date

Pool Outstanding Receivables Balance (as of the end of the applicable Collection Period)

Recompute as the product of:

(i) Divide (a) the difference between the “Purchased Amount” field from the Funding Application screen and the sum of all payment transactions as the Cutoff Date from the Statement Information and Transaction Details by (b) RTR Ratio (“Factor Rate” field from the Funding Application screen), and

(ii)  the difference between one (1) and the information from the Syndication Percentage information

RTR Ratio	“Factor Rate” field from the Funding Application screen

State	“Business Address” field from the Underwriting Application screen

Estimated Paid Off Date (at origination)	“Target Repayment Date” field from the Funding Application screen

Expected Collection Period	“Target Term” field from the Funding Application screen

Expected Remaining Term	Recompute as the difference in months between the Estimated Paid Off Date (at origination) and the Cutoff Date

Material Modification Flag (as of the end of the applicable Collection Period) (Y/N)	“Settlements” field from the CRM Platform screen

Attribute	Source Documents / Instructions

Performance Ratio

Recompute the business days difference between Advance Date and the Cutoff Date

In the event the recomputed business day difference above is less than or equal to ten (10) days, Performance Ratio is to be considered 100%. If not, recompute as follows:

(a)   Sum of all payment transactions amounts as of the Cutoff Date from the Statement Information divided by the product of:

i.   “ Contractual Payment Amount” field from the Funding Application screen, and

ii.  The number of contractually expected payments recomputed from the days between the “First Payment Date” field from the Funding Application screen and Cutoff Date

In the event “Payment Frequency” field from the Statements Information file indicates “Daily,” exclude holidays from the recomputation.

Days Past Due Status (as of the end of the applicable Collection Period)

If the “Payment Frequency” field from the Data File is equal to “Daily,” consider the Days Past Due Status as follows:

i.   If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii.  If Missed Payment Factor is less than 22, consider Days Past Due Status to be “1-30”;

iii.   If Missed Payment Factor is less or equal to 44, consider Days Past Due Status to be “31-60”; and,

iv.   If Missed Payment Factor is greater than 44, consider Days Past Due Status to be “61+.”

Attribute	Source Documents / Instructions

If the “Payment Frequency” field from the Data File is equal to “Daily,” consider the Days Past Due Status as follows:

i.   If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii.  If Missed Payment Factor is less than 22, consider Days Past Due Status to be “1-30”;

iii.   If Missed Payment Factor is less or equal to 44, consider Days Past Due Status to be “31-60”; and,

iv.   If Missed Payment Factor is greater than 44, consider Days Past Due Status to be “61+.”

Missed Payment Factor

The Company instructed us to recompute as follows:

(a)   the difference between (i) sum of all payment transactions amounts as of the Cutoff Date from the Statement Information and (ii) the product of “Contractual Payment Amount” field from the Funding Application screen and the number of payments recomputed as the days between the “First Payment Date” field from the Funding Application screen and Cutoff Date, divided by

(b)   the “Contractual Payment Amount” field from the Funding Application screen.

In the event “Payment Frequency” field from the Statements Information file indicates “Daily,” exclude holidays from the recomputation.

Past Due Amount	Recompute as the product of the “Contractual Payment Amount” field in the Funding Application screen and the Missed Payment Factor

Deal Type

i.   If “Deal Category” field from the Underwriting Application screen indicates “New Sales,” consider the Deal Type to be a “New Deal”;

ii.  If “Deal Category” field from the Underwriting Application screen indicates “Renewal,” consider the Deal Type to be a “Renewal”; and

iii.   If “Deal Category” field from the Underwriting Application screen indicates “PIF,” consider the Deal Type to be a “Renewal.”

Risk Tier	“Risk Grade Score” field from the Underwriting Application screen and the Risk Tier Conversion

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 31, 2025

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	20251001	51	20251051	101	20251101	151	20251151
2	20251002	52	20251052	102	20251102	152	20251152
3	20251003	53	20251053	103	20251103	153	20251153
4	20251004	54	20251054	104	20251104	154	20251154
5	20251005	55	20251055	105	20251105	155	20251155
6	20251006	56	20251056	106	20251106	156	20251156
7	20251007	57	20251057	107	20251107	157	20251157
8	20251008	58	20251058	108	20251108	158	20251158
9	20251009	59	20251059	109	20251109	159	20251159
10	20251010	60	20251060	110	20251110	160	20251160
11	20251011	61	20251061	111	20251111	161	20251161
12	20251012	62	20251062	112	20251112	162	20251162
13	20251013	63	20251063	113	20251113	163	20251163
14	20251014	64	20251064	114	20251114	164	20251164
15	20251015	65	20251065	115	20251115	165	20251165
16	20251016	66	20251066	116	20251116	166	20251166
17	20251017	67	20251067	117	20251117	167	20251167
18	20251018	68	20251068	118	20251118	168	20251168
19	20251019	69	20251069	119	20251119	169	20251169
20	20251020	70	20251070	120	20251120	170	20251170
21	20251021	71	20251071	121	20251121	171	20251171
22	20251022	72	20251072	122	20251122	172	20251172
23	20251023	73	20251073	123	20251123	173	20251173
24	20251024	74	20251074	124	20251124	174	20251174
25	20251025	75	20251075	125	20251125	175	20251175
26	20251026	76	20251076	126	20251126	176	20251176
27	20251027	77	20251077	127	20251127	177	20251177
28	20251028	78	20251078	128	20251128	178	20251178
29	20251029	79	20251079	129	20251129	179	20251179
30	20251030	80	20251080	130	20251130	180	20251180
31	20251031	81	20251081	131	20251131	181	20251181
32	20251032	82	20251082	132	20251132	182	20251182
33	20251033	83	20251083	133	20251133	183	20251183
34	20251034	84	20251084	134	20251134	184	20251184
35	20251035	85	20251085	135	20251135	185	20251185
36	20251036	86	20251086	136	20251136	186	20251186
37	20251037	87	20251087	137	20251137	187	20251187
38	20251038	88	20251088	138	20251138	188	20251188
39	20251039	89	20251089	139	20251139	189	20251189
40	20251040	90	20251090	140	20251140	190	20251190
41	20251041	91	20251091	141	20251141	191	20251191
42	20251042	92	20251092	142	20251142	192	20251192
43	20251043	93	20251093	143	20251143	193	20251193
44	20251044	94	20251094	144	20251144	194	20251194
45	20251045	95	20251095	145	20251145	195	20251195
46	20251046	96	20251096	146	20251146	196	20251196
47	20251047	97	20251097	147	20251147	197	20251197
48	20251048	98	20251098	148	20251148	198	20251198
49	20251049	99	20251099	149	20251149	199	20251199
50	20251050	100	20251100	150	20251150	200	20251200

Note:	The Company has assigned a unique Receivable ID number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the actual Receivable ID numbers.

Exhibit B

Risk Tier Conversion

New		Renewal
V7 Risk Grade	Risk Tier	Composite Score V2	Risk Tier
1	5	1	5
2	5	2	5
3	5	3	5
4	4	4	5
5	4	5	5
6	4	6	5
7	3	7	5
8	3	8	5
9	2	9	5
10	1	10	5
11	1	11	5
12	1	12	5
		13	5
		14	5
		15	5
		16	5
		17	4
		18	4
		19	4
		20	3
		21	3
		22	2
		23	2
		24	2
		25	2
		26	1
		27	1
		28	1
		29	1
		30	1
		31	1